Investor Presentation July 27, 2026

Forward Looking Statements 2 This report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "may", "will", "could", "should", "would", "believe", "anticipate", "plan", "estimate", "expect", "project", "target", and "goal", the negative of these terms and other similar expressions are intended to identify forward-looking statements, but are not the exclusive mean of identifying such statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include but are not limited to: statements of goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality, growth and composition of loan, investment and deposit portfolios; statements regarding our financial performance, financial condition and liquidity; and estimates of our risks and future credit provision and non-interest expenses. These forward-looking statements are based on current beliefs and expectations and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to certain risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change. Certain of these risks, uncertainties and assumptions are set forth below: • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, which are worse than expected, including as a result of employment levels and labor shortages, and the effect of a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation and changes in the income tax laws and regulations; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make or the sale of loans or other assets and/or lead to higher operating costs and higher costs to retain or attract deposits; • The imposition of tariffs or other domestic or international governmental policies and any retaliatory responses; • The impact of a potential federal government shutdown; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The availability of capital; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses;

Forward Looking Statements (continued) 3 • Changes in the economic assumptions or methodology utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio.Our ability to implement our business strategies; • Our ability to manage market risk, credit risk, interest rate risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conflict, terrorist act or other geopolitical acts; • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Changes in investor sentiment or consumer spending, borrowing or savings behavior; • Our ability to attract and retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and international financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the "Corporation") expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based, unless otherwise required by law. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation to publicly release any updates or revisions to reflect any change in our expectations with regard to any change in events, conditions or circumstances on which any such statement is based, unless otherwise required by law. Numbers in this presentation may not sum due to rounding.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, average tangible common equity, tangible assets, average assets excluding Paycheck Protection Program loans ("PPP"), total loans excluding PPP, average interest earning assets excluding excess liquidity and PPP, net interest income (tax equivalent), core net interest income, reported net interest margin (tax equivalent), core net interest margin, tax equivalent revenue, core tax equivalent revenue, core pre-tax pre-provision income less net charge-offs (“PTPP-NCO”), and core noninterest expense and core noninterest expense excluding PA shares tax. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. Non-GAAP financial measures have inherent limitations, are not uniformly applied and are not audited. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview 6 • $8.2B bank headquartered in Souderton, PA • Bank founded in 1876 and has expanded its core markets throughout Pennsylvania, Southern New Jersey and Baltimore • 8th largest bank headquartered in PA1 • Experienced management team with a focus on increasing operating leverage Key Franchise Highlights Key Business Lines Core Banking Wealth and Trust Insurance $6.2B AUM/AUS $233M Annual Premiums $7.0B Loans $6.9B Deposits 1. By total assets as of March 31, 2026 Source: S&P Capital IQ Pro

UVSP by the Numbers

8th Largest Diversified Financial Institution Headquartered in PA[3]

5.7% 5-yr CAGR
Organic Loan Growth w/ Exceptional Asset Quality

5.4% 5-yr CAGR
Organic Core Deposit Growth

8.9%[1] 5-yr CAGR
Core PTPP-NCO[2] Growth

7.9% 5-yr CAGR
TBV/Share[2] growth

1st
Largest Bank-owned Insurance Agency in PA[3]

~25% - 30%
Fee Income Business Revenue/Total Revenue

2nd
Largest Bank-owned Wealth Management business in PA[3]

1. 5-year CAGR is calculated by comparing YTD Q2 2021 Core PTPP-NCO[2] to YTD Q2 2026 Core PTPP-NCO[2]
2. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation
3. UVSP Ranking based on YTD March 31, 2026, Insurance and Wealth Management revenues from banks headquartered in Pennsylvania. Largest Financial Institution by total assets as of March 31, 2026

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Deposits and Liquidity Highlights (As of June 30, 2026) 8 Committed borrowing capacity of $3.7 billion ($2.4 billion available1) Estimated unprotected deposits totaled $1.7 billion3 or 24.6% of total deposits Noninterest-bearing deposits represent 21.1% of total deposits Prudently managed investment portfolio: ~ 6% of total assets Unrealized loss ~ 4%4 of equity5 Brokered deposits totaled $578.6 million or 7.1% of total assets. Additional available liquidity from brokered deposits totals $1.1 billion2 Uncommitted funding sources of $422.0 million 1. Reflects usage of $125.0 million of FHLB advances and $1.1 billion of letters of credit used to collateralize public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments 5. Excludes AOCI impact of unrealized losses on AFS investments

Executive Leadership Team

Name	Age	Tenure (yrs) with Univest	Title
Jeffrey M. Schweitzer	53	18	Chairman, President and CEO, Univest Financial Corporation
Michael S. Keim	58	17	Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co.
Brian J. Richardson	43	10	Chief Financial Officer
Megan D. Santana	51	10	Chief Risk Officer and General Counsel
Patrick C. McCormick	49	4	Chief Commercial Banking Officer
John T. Haurin	61	10	President, Commercial Banking, East Penn and NJ Division
Thomas J. Jordan	58	10	President, Commercial Banking, Central PA Division
Christopher M. Trombetta	56	4	President, Commercial Banking, Western PA Division
Matthew L. Cohen	43	4	President, Commercial Banking, Maryland Division
Ryan S. Crouthamel	47	9	Managing Director of Commercial Real Estate
Ronald R. Flaherty	59	17	President, Univest Insurance, LLC
David W. Geibel	53	12	President, Girard (Univest Wealth Management Division)
Mark T. Kelly	58	11	President, Univest Capital, Inc.
Brian E. Grzebin	54	8	President, Mortgage Banking Division
Eric W. Conner	55	20	Chief Technology Officer
Henry Noh	52	0	Chief Data Officer (joined Univest in September 2025)
M. Theresa Fosko	56	22	Director of Human Resources
Briana Dona	45	25	President, Consumer Services
Joseph A. Pensabene	59	3	Managing Director of Operations
Neil D. McHugh	45	2	Managing Director, Deposit Strategy & Program
Eleni S. Monios	62	3	Chief Credit Officer

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2026 Strategy 10 Balance Sheet Optimization Improve Operating Leverage Growth In Non-Interest Income Businesses ◦ Maintain net interest margin with peer competitive metrics ◦ Execute a diversified deposit sourcing strategy ◦ Manage loan growth focusing on full relationship customers and prioritizing comprehensive relationships ◦ Explore opportunities to sell on-balance mortgage loans when economic conditions permit ◦ Leverage investments in technology and process enhancements to drive efficiencies ◦ Increase use of digital properties ◦ Execute on transition to Unified Wealth Platform ◦ Prioritize sustainable growth in non-interest income businesses as these businesses are less capital and liquidity intensive

Attractive Investment Opportunity 11 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 2. Based on price of $44.11 (represents average closing price from 7/20/26 - 7/24/26) 3. Based on analyst average consensus of $3.86 EPS for 2027 (KBW projection of $3.96 as of July 23rd, Piper projection of $3.75 as of May 4th, and Stephens projection of $3.86 as of May 8th) 15.19% 17.63% 1.37% 1.66% 12.20% 14.30% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2025 YTD Q2 2026 —% 10.00% 20.00% 30.00% Strong Earnings Performance 11.4x Projected 2027 EPS2,3 Current Valuation “Super-Community Bank” Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - 30% of total revenue) 1.6x Tangible Book Value per Share1,2 1 1 1

SUMMARY FINANCIAL HIGHLIGHTS

YTD 2026 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 2. Core Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) 13 Earnings Loans & Deposits Key Ratios Reported Earnings: $50.0 million $1.79 per Share Core PTPP-NCO1: $67.4 million Reported ROAA: 1.23% Core PTPP-NCO ROAA1: 1.66% Reported ROATE1: 13.09% Core PTPP-NCO ROATE1: 17.63% Annualized Loan Growth: 3.6% Annualized Deposit Contraction: 4.4% Average Loan to Deposit Ratio: 101.4% Net Interest Margin (tax- equivalent)1 Core Efficiency Ratio1,2 Non-Performing Assets to Total Assets Tangible Common Equity to Tangible Assets1 Common Equity Tier 1 Ratio (%) 3.41% 57.5% 0.77% 9.68% 11.19%

$ (0 00 ) $69,313 $84,911 $85,640 $87,236 $108,456 $101,298 $93,947 $111,785 $67,408 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core PTPP-NCO1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 14

$15.25 $17.01 $17.66 $20.14 $20.42 $22.41 $24.43 $27.20 $28.16 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 2. Assumes no Wealth Management or Insurance acquisitions Target 8-10% Annual Growth 2 2018 - 2026 CAGR = 8.5% 15 12/31/25 vs 6/30/26 $27.20 $1.79 $(0.78) $(0.05) $28.16 12/31/25 Earnings Buybacks, Dividends, Other AOCI 6/30/2026 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 1 12/31/18 vs 6/30/26 $15.25 $21.39 $(8.54) $0.06 $28.16 12/31/18 Earnings Buybacks, Dividends, Other AOCI 6/30/2026 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00

Core PTPP- NCO ROAA1 & ROTE1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 1.46% 1.63% 1.51% 1.37% 1.56% 1.34% 1.19% 1.37% 1.66% 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 16.49% 18.20% 17.64% 15.77% 18.53% 16.14% 13.89% 15.19% 17.63% 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 16 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

$ (000) 3.71% 3.65% 3.37% 3.18% 3.52% 3.16% 2.93% 3.26% 3.49% 3.59% 3.16% 3.06% 3.38% 3.12% 2.86% 3.14% 3.41% 0.06% 0.21% 0.12% 0.14% 0.04% 0.07% 0.12% 0.08% Reported NIM (tax equivalent) Purchase Accounting, PPP & Excess Liquidity Core Net Interest Income 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 $260,000 Net Interest Income & Net Interest Margin 17 Core Net Interest Margin 1. These are non-GAAP financial measures. Refer to the Appendix for reconciliation 2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million 3.72% (0.01)% 1 1,2 1,2

61.9% 61.4% 60.6% 60.9% 62.4% 66.0% 65.7% 61.3% 60.9% 59.9% 60.2% 60.6% 63.2% 59.7% 62.0% 64.7% 60.1% 57.5% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 18 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 180 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 1 1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation

Revenue $ (0 00 ) N on - Interest Incom e % of Total R evenue Core Net Interest Income Non-Interest Income Non-Interest Income % of Total revenue 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 2024 2025 YTD Q2 2026 $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 —% 10% 20% 30% 40% 50% 19 Commercial, 71.2% Mortgage, 12.2% Univest Capital, 2.1% Wealth, 8.2% Insurance, 6.3% Revenue Revenue2 by Line of Business (YTD Q2 2026) 1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 2. Net Interest Income included in revenue excludes Funds Transfer Pricing (“FTP”) Revenue = Net Interest Income + Noninterest Income

Fee Income 20 $ (0 00 ) $60,173 $65,422 $78,328 $83,224 $77,885 $76,824 $88,055 $87,861 $42,19428% 28% 32% 32% 26% 26% 29% 27% 25% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 —% 10% 20% 30% 40% 50% 60% $(5,000)

Assets and Loans Assets Excluding PPP1 Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $5.0B $5.4B $6.3B $7.1B $7.2B $7.8B $8.1B $8.4B $8.2B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 21 Assets Loans by Segment (excluding PPP) $ (0 00 ) $4.0B $4.4B $4.8B $5.3B $6.1B $6.6B $6.8B $6.9B $7.0B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 CAGR = 7.8% 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation

Liabilities and Deposits $ (0 00 ) $4.4B $4.7B $5.6B $6.3B $6.4B $6.9B $7.2B $7.5B $7.2B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $ (0 00 ) $3.9B $4.4B $5.2B $6.1B $5.9B $6.4B $6.8B $7.1B $6.9B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 22 Liabilities Deposits CAGR = 8.0%

Asset Quality $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $10,000 $20,000 $30,000 $40,000 $50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 800.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Repossessed Assets Nonperforming Assets to Total Assets Ratio of Net Charge-offs to Avg Loans and Leases 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 23 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 24 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments $ (000) 2020 2021 2022 2023 2024 2025 YTD Q2 2026 Beginning of year Loan and Lease Reserve 35,331 83,044 71,924 79,004 85,387 87,091 88,165 Impact of adoption of CECL 12,922 — — — — — — Loan Growth and changes in economic related assumptions 36,317 (10,546) 4,327 7,360 1,545 (5) $ (6,113) Changes in Specific Reserves 3,122 (361) 6,648 4,420 3,961 12,195 $ 11,110 Net Charge-offs (4,648) (213) (3,895) (5,397) (3,802) (11,118) (3,195) End of year Loan and Lease Reserve $ 83,044 $ 71,924 $ 79,004 $ 85,387 $ 87,091 $ 88,165 $ 89,967 Coverage Ratio 1.72% 1.36% 1.29% 1.30% 1.28% 1.28% 1.28% 2020 2021 2022 2023 2024 2025 Q2 2026 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions (except as otherwise noted), as of 6/30/26 Balance Unused FHLB - Pittsburgh* $ 125.0 $ 2,011.0 Federal Fund Lines (8 Lenders)** — 422.0 FRB - Philadelphia — 421.8 Univest Financial Corp. LOC *** — 10.0 Total $ 125.0 $ 2,864.8 *FHLB remaining capacity is less outstanding letters of credit and advances **Uncommitted lines ranging from $15mm to $125mm *** Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2026 100.0 2027 172.5 2028 196.5 2029 120.1 2030 10.0 Total $ 599.1 26 Liabilities & Shareholders’ Equity Borrowing Sources – as of 6/30/26 Wholesale Term Funding Maturities – as of 6/30/26 Business Deposits, 32.9% Public Funds Deposits, 15.2% Consumer Deposits, 29.4% Brokered Deposits, 7.1% Other Borrowings, 1.8% Subordinated Debt, 1.2% Other Liabilities, 0.9% Shareholders’ Equity, 11.6% $8.2 Billion at 6/30/26

Strong Capital Ratios Provide for Operating Flexibility 27 Tier 1 (Leverage) 10.13% 10.02% 9.08% 9.13% 9.81% 9.36% 9.51% 9.51% 10.13% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 —% 5.00% 10.00% 15.00% Tier 1 (Common/RBC) 10.88% 11.03% 10.76% 11.08% 10.37% 10.58% 10.85% 11.22% 11.19% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 —% 5.00% 10.00% 15.00% Total (RBC) 13.70% 13.78% 15.31% 13.77% 13.67% 13.90% 14.19% 13.86% 13.81% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 —% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity to Tangible Assets 9.29% 9.59% 8.40% 8.56% 8.49% 8.70% 8.92% 9.27% 9.68% 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q2 2026 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 and Common Equity Tier 1 Capital Ratios are the same. 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation 1

Largest Deposit Relationships1 – As of 6/30/26 28 Deposits Balance Rank Type $ (000) 1 Bus/Corp 100,248 2 Bus/Corp 62,402 3 Public Funds 56,813 4 Public Funds 49,775 5 Bus/Corp 48,594 6 Public Funds 45,013 7 Bus/Corp 40,886 8 Bus/Corp 36,754 9 Bus/Corp 36,130 10 Public Funds 33,569 11 Public Funds 33,471 12 Bus/Corp 30,835 13 Public Funds 29,944 14 Public Funds 28,014 15 Public Funds 27,423 16 Public Funds 27,315 17 Public Funds 26,460 18 Public Funds 24,497 19 Public Funds 23,628 20 Public Funds 23,014 1. Excludes Brokered Deposits and CDs

Investments as of 6/30/2026 Corporate Bonds 06/30/26 (in millions) Moody’s Rating Fair Value Aa2 0.9 Aa3 1.5 A1 41.0 A2 14.9 A3 16.5 N/A 5.0 Total $79.8 29 MBS/CMO 83.4% Other 0.5% Corporate Bonds 16.0% $497 Million at 6/30/26 Investment Portfolio Corporate Bond Ratings

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail All data in millions, as of December 31 except for 2026 (6/30) 2020 - 2022 Total Loans excludes PPP1 31 1,741 2,040 2,459 2,719 3,028 3,303 3,530 3,622 3,685 938 947 893 956 1,087 990 1,038 1,027 1,082 216 233 243 284 382 394 274 307 330 363 374 381 410 478 517 536 554 576 33 30 27 26 28 28 21 13 12 388 439 488 541 730 909 995 960 911 186 174 167 159 177 179 187 200 206 142 149 165 185 211 247 245 232 241 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation

Largest Loan Exposures – As of 6/30/26

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$4,591M | Avg Loan Size $624K

Rank	Loan Type/Industry	Risk Rating		Exposure $ (000)	Geography
1	Repair and Maintenance	Pass	$	45,276	Central PA
2	Continuing Care Retirement Community	Pass	$	44,719	New Jersey
3	Hotels & Motels (Accommodation)	Pass	$	43,166	Southeastern PA
4	Highway, Street & Bridge Construction / Quarry	Pass	$	42,080	Southeastern PA
5	New Car Dealers	Pass	$	40,599	Southeastern PA
6	CRE - Multi-family	Pass	$	40,587	New Jersey
7	CRE - Mixed-Use	Pass	$	38,165	Southeastern PA
8	Continuing Care Retirement Community	Pass	$	38,000	Virginia
9	CRE - Retail	Pass	$	35,179	Southeastern PA
10	New Car Dealers	Pass	$	34,084	Southeastern PA

Commercial & Industrial
$1,082M | Avg Loan Size $348K

Rank	Loan Type/Industry	Risk Rating		Exposure $ (000)	Geography
1	Private Equity & Special Purpose Entities	Pass	$	46,500	Southeastern PA
2	Motor Vehicle and Parts Dealers	Pass	$	44,397	Southeastern PA
3	Private Equity & Special Purpose Entities	Pass	$	38,500	Southeastern PA
4	Highway, Street & Bridge Construction / Land Subdivision	Pass	$	37,174	Southeastern PA
5	Merchant Wholesalers, Durable Goods	Pass	$	35,788	Southeastern PA
6	Securities & Other Financial Investments	Pass	$	35,000	Maryland
7	Real Estate Credit	Pass	$	31,246	Southeastern PA
8	Real Estate Credit	Pass	$	30,500	Southeastern PA
9	Private Equity & Special Purpose Entities	Pass	$	30,000	New York
10	Real Estate Credit	Pass	$	30,000	New Jersey

Equipment Finance
$241M | Avg Balance per Account $47K

Rank	Loan Type/Industry	Risk Rating		Exposure $ (000)	Geography
1	School District	---N/A---	$	2,145	Pennsylvania
2	School District		$	1,428	Pennsylvania
3	School District		$	1,129	New Jersey
4	School District		$	1,083	Pennsylvania
5	School District		$	1,039	Pennsylvania
6	School District		$	892	New Jersey
7	School District		$	847	New Jersey
8	School District		$	845	New Jersey
9	School District		$	835	New Jersey
10	Transportation		$	828	Pennsylvania

Consumer Loans
$1,152M | Avg Loan Size $444K (Res Mtg) / $67K (HE) / $10K (Cons)

Rank	Loan Type/Industry	Risk Rating		Exposure $ (000)	Geography
1	1-4 Family Residential 10yr ARM	---N/A---	$	5,942	Florida
2	1-4 Family Residential 10yr ARM		$	5,775	Connecticut
3	1-4 Family Residential 10yr ARM		$	3,847	New Jersey
4	1-4 Family Residential 15yr ARM		$	3,610	Connecticut
5	1-4 Family Residential 10yr ARM		$	3,091	Pennsylvania
6	1-4 Family Residential 10yr ARM		$	3,000	Florida
7	1-4 Family Residential 10yr ARM		$	2,988	New Jersey
8	1-4 Family Residential 10yr ARM		$	2,950	New Jersey
9	1-4 Family Residential 10yr ARM		$	2,922	Florida
10	1-4 Family Residential 7yr ARM		$	2,906	Pennsylvania

32

Loan Portfolio Overview as of 6/30/26

Industry Description		Total Outstanding Balance $ (000)	% of Commercial Loan Portfolio
Animal Production	$	440,916	7.8 %
CRE - Retail		426,394	7.5
CRE - Multi-family		393,126	6.9
CRE - 1-4 Family Residential Investment		279,515	4.9
Hotels & Motels (Accommodation)		268,482	4.7
CRE - Office		252,607	4.5
Specialty Trade Contractors		243,448	4.3
CRE - Industrial / Warehouse		215,638	3.8
Nursing and Residential Care Facilities		176,891	3.1
Homebuilding (tract developers, remodelers)		163,688	2.9
Crop Production		145,110	2.6
Merchant Wholesalers, Durable Goods		138,817	2.5
CRE - Mixed-Use - Commercial		121,993	2.2
Repair and Maintenance		121,737	2.1
Motor Vehicle and Parts Dealers		120,416	2.1
CRE - Mixed-Use - Residential		110,034	1.9
Wood Product Manufacturing		101,076	1.8
Nondepository Credit Intermediation and Related Activities		99,227	1.7
Administrative and Support Services		97,708	1.7
Food Services and Drinking Places		97,346	1.7
Education		91,845	1.6
Merchant Wholesalers, Nondurable Goods		88,338	1.6
Professional, Scientific, and Technical Services		85,432	1.5
Amusement, Gambling, and Recreation Industries		78,808	1.4
Fabricated Metal Product Manufacturing		75,975	1.3
Food Manufacturing		68,126	1.2
Personal and Laundry Services		67,103	1.2
Private Equity & Special Purpose Entities (except 52592)		65,968	1.2
Religious Organizations, Advocacy Groups		63,624	1.1
Machinery Manufacturing		62,643	1.1
Miniwarehouse / Self-Storage	$	56,126	1.0
Nonresidential Building Contractors	$	54,376	1.0
Industries with >$50 million in outstandings	**$**	**4,872,533**	**85.9 %**
Industries with <$50 million in outstandings	$	799,696	14.1 %
Total Commercial Loans	**$**	**5,672,229**	**100.0 %**

Consumer Loans and Lease Financings		Total Outstanding Balance
Real Estate-Residential Secured for Personal Purpose	$	911,116
Real Estate-Home Equity Secured for Personal Purpose		205,502
Loans to Individuals		12,342
Lease Financings		240,768
Total Consumer Loans and Lease Financings	**$**	**1,369,728**
Total	**$**	**7,041,957**

33

Credit Infrastructure 34 Approval Process Credit / Risk Owns Borrower Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Joint signature up to $10.0 million, then management level loan committee for the largest exposures ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-house commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer reports directly to the Board of Directors. Credit Overview 35

LINE OF BUSINESS OVERVIEW

Commercial Banking • As of 6/30/26, 89 lenders, relationship managers and portfolio managers operating in four divisions established by geography: ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh and Northampton counties in Pennsylvania and Cape May, Atlantic and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel counties • Average loan size as of 6/30/26 ◦ Commercial real estate - $624K ◦ C&I - $348K ◦ Tax-exempt - $1.0M • Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services Tax-Exempt, 3.0% C&I, 17.6% Commercial Real Estate, 79.4% $5.7 billion, represents 80.5% of loans *includes $576 million of Residential Real Estate secured for Business Purpose 37 Highlights Commercial Loan Detail as of 6/30/26

Consumer Banking • 27 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 12 Regional Centers (Deposit Taking) and 10 retirement centers in Bucks and Montgomery counties. • Proactively addressed continued reduction in transactional volume by closing 23 financial centers and 4 retirement centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint. • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology. • Focused on creating seamless customer experience between in-person and digital. • Growth strategy focused on obtaining consumer business from commercial customers and their employee base. Note: Information above as of 6/30/26 38

Mortgage Banking • As of 6/30/26, 35 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $1.0 billion in loans serviced for others as of 6/30/26; $5.9 million in mortgage servicing rights • Residential mortgages (includes home equity loans) on balance sheet of $1.1 billion or 15.9% of total loans as of 6/30/26 39 $ (0 00 ) M SR A sset Value $ (000) Agency Correspondent Portfolio MSR Asset 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Highlights Residential Mortgage Originations Chart data as of December 31 except for 2026 (6/30)

Univest Capital, Inc. • Equipment financing business with $241 million in lease receivables as of 6/30/26 ◦ Average lease origination size of ~$82K typically with four-year term • Primary industries served: health care, education, automotive, golf/turf, C&I equipment and energy • Trusted A/B Lending Partner: disciplined credit philosophy with rigorous due diligence and market expertise ◦ Total delinquency rate under 1% as of 6/30/2026 • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.4 million of residuals as of 6/30/26) Chart data as of December 31 except for 2026 (6/30) 40 $ (0 00 ) Yield Commercial Government Yield 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Highlights Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e., Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $6.2 billion in assets under management/ supervision at 6/30/26 Chart data as of December 31 except for 2026 (6/30) $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $— $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 $6,000,000 $6,500,000 41 Highlights Assets Under Management/Supervision

Insurance • Independent insurance agency with more than 60 carrier relationships as of 6/30/26 • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via eight acquisitions beginning in 2000 • Agent for written premiums of $233 million as of 6/30/26 Chart data as of December 31 except for 2026 (6/30) $ (0 00 ) Commercial Personal Employee Benefits 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 42 Highlights Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

$ (000)	2018	2019	2020	2021	2022	2023	2024	2025	YTD Q2 2026
1. Tangible Common Equity									
Shareholders' Equity	$ 624,133	$ 675,122	$ 692,472	$ 773,794	$ 776,500	$ 839,208	$ 887,301	$ 943,318	$ 954,253
Less: Goodwill	172,559	172,559	172,559	175,510	175,510	175,510	175,510	175,510	175,510
Less: Other Intangibles [1]	5,264	3,815	2,580	4,210	3,251	2,405	2,263	1,919	1,923
Tangible Common Equity	$ 446,310	$ 498,748	$ 517,333	$ 594,074	$ 597,739	$ 661,293	$ 709,528	$ 765,889	$ 776,820
Shares Outstanding	29,270,852	29,334,629	29,295,052	29,500,542	29,271,915	29,511,721	29,045,877	28,156,917	27,585,768
Tangible Book Value per Share	$15.25	$17.00	$17.66	$20.14	$20.42	$22.41	$24.43	$27.20	$28.16
2. Average Tangible Common Equity									
Average Shareholders' Equity	$ 612,197	$ 652,453	$ 668,201	$ 734,456	$ 771,499	$ 805,667	$ 858,019	$ 916,433	$ 950,693
Less: Average Goodwill	172,559	172,559	172,559	172,810	175,510	175,510	175,510	175,510	175,510
Less: Average Other Intangibles [1]	6,258	4,548	3,181	2,338	3,694	2,802	2,193	2,036	1,929
Average Tangible Common Equity	$ 433,380	$ 475,346	$ 492,461	$ 559,308	$ 592,295	$ 627,355	$ 680,316	$ 738,887	$ 773,254
3. Tangible Assets									
Total Assets	$ 4,984,347	$ 5,380,924	$ 6,336,496	$ 7,122,421	$ 7,222,016	$ 7,780,628	$ 8,128,417	$ 8,436,897	$ 8,202,992
Goodwill	(172,559)	(172,559)	(172,559)	(175,510)	(175,510)	(175,510)	(175,510)	(175,510)	(175,510)
Other Intangibles [2]	(5,265)	(3,658)	(2,580)	(4,210)	(3,251)	(2,405)	(2,263)	(1,919)	(1,923)
Tangible Assets	$ 4,806,523	$ 5,204,707	$ 6,161,357	$ 6,942,701	$ 7,043,255	$ 7,602,713	$ 7,950,644	$ 8,259,468	$ 8,025,559
4. Average Assets Excluding PPP									
Average Assets	$ 4,737,772	$ 5,224,583	$ 6,006,877	$ 6,655,443	$ 6,956,292	$ 7,557,058	$ 7,897,707	$ 8,171,555	$ 8,191,514
Less: Average PPP Loans	—	—	342,920	281,484	7,939	—	—	—	—
Average Assets Excluding PPP	$ 4,737,772	$ 5,224,583	$ 5,663,957	$ 6,373,959	$ 6,948,353	$ 7,557,058	$ 7,897,707	$ 8,171,555	$ 8,191,514
5. Total Loans excluding PPP									
Total Loans	$ 4,006,574	$ 4,386,836	$ 5,306,841	$ 5,310,017	$ 6,123,230	$ 6,567,214	$ 6,826,583	$ 6,914,804	$ 7,041,957
Less: PPP Loans	—	—	483,773	31,748	2,147	—	—	—	—
Total Loans excluding PPP	$ 4,006,574	$ 4,386,836	$ 4,823,068	$ 5,278,269	$ 6,121,083	$ 6,567,214	$ 6,826,583	$ 6,914,804	$ 7,041,957

1. Amount does not include mortgage servicing rights

44

Appendix – Non-GAAP Reconciliations (Continued)

$ (000)	2018	2019	2020	2021	2022	2023	2024	2025	YTD Q2 2026
6. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans									
Average Interest Earning Assets	$ 4,321,322	$ 4,783,680	$ 5,594,910	$ 6,232,133	$ 6,520,116	$ 7,096,690	$ 7,433,260	$ 7,703,378	$ 7,723,149
Less: Average PPP Loans	—	—	342,920	281,484	7,939	—	—	—	—
Less: Average Excess Liquidity [1]	16,984	101,760	234,372	436,351	285,875	90,309	180,356	293,556	173,139
Avg Int Earning Assets excl. Excess Liq. & PPP	$ 4,304,338	$ 4,681,920	$ 5,017,618	$ 5,514,298	$ 6,226,302	$ 7,006,381	$ 7,252,904	$ 7,409,822	$ 7,550,010
7. Core Net Interest Income									
Net Interest Income	$ 158,062	$ 169,232	$ 174,361	$ 188,383	$ 218,297	$ 219,997	$ 211,170	$ 240,195	$ 129,613
Tax Equivalent Interest Income	2,649	2,594	2,466	2,128	1,915	1,199	1,173	1,657	970
Net Interest Income (Tax Equivalent)	$ 160,711	$ 171,826	$ 176,827	$ 190,511	$ 220,212	$ 221,196	$ 212,343	$ 241,852	$ 130,583
Less: Purchase Accounting Net Interest Income	1,037	760	(43)	145	131	—	—	—	—
Less: PPP Net Interest Income	—	—	7,862	15,032	797	—	—	—	—
Core Net Interest Income	$ 159,674	$ 171,066	$ 169,008	$ 175,334	$ 219,284	$ 221,196	$ 212,343	$ 241,852	$ 130,583
8. Reported Net Interest Margin (Tax Equivalent)									
Net Interest Income (Tax Equivalent) [2]	$ 160,711	$ 171,826	$ 176,827	$ 190,511	$ 220,212	$ 221,196	$ 212,343	$ 241,852	$ 263,330
Average Interest Earning Assets	$4,321,322	$4,783,680	$5,594,910	$6,232,133	$6,520,116	$7,096,690	$7,433,260	$7,703,378	$7,723,149
Reported Net Interest Margin (Tax Equivalent)	3.72 %	3.59 %	3.16 %	3.06 %	3.38 %	3.12 %	2.86 %	3.14 %	3.41 %
9. Core Net Interest Margin									
Core Net Interest Income [2]	$159,674	$171,066	$169,008	$175,334	$219,284	$221,196	$212,343	$241,852	$263,330
Avg Int Earning Assets excl. Excess Liq. & PPP	$4,304,338	$4,681,920	$5,017,618	$5,514,298	$6,226,302	$7,006,381	$7,252,904	$7,409,822	$7,550,010
Core Net Interest Margin	3.71 %	3.65 %	3.37 %	3.18 %	3.52 %	3.16 %	2.93 %	3.26 %	3.49 %
10. Core Tax Equivalent Revenue									
Total Revenue	$ 218,235	$ 234,654	$ 252,689	$ 271,607	$ 296,182	$ 296,821	$ 299,225	$ 328,056	$ 171,807
Plus: Tax Equivalent Adjustment	3,493	3,439	3,248	3,186	2,922	2,046	2,199	3,212	2,562
Tax Equivalent Revenue	$ 221,728	$ 238,093	$ 255,937	$ 274,793	$ 299,104	$ 298,867	$ 301,424	$ 331,268	$ 174,369
Less: BOLI Death Benefits (Tax Equivalent)	715	—	—	1,392	1,237	—	310	2,654	1,376
Less: Gain on Sale of MSRs	—	—	—	—	—	—	3,361	17	
Plus: OREO Valuation Adjustment	693	—	300	—	22	977	122	—	5,249
Less: PPP Net Interest Income	—	—	7,862	15,032	797	—	—	—	—
Core Tax Equivalent Revenue	$ 221,706	$ 238,093	$ 248,375	$ 258,369	$ 297,092	$ 299,844	$ 297,875	$ 328,596	$ 178,242

1. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million
2. YTD Q2 2026 amount is annualized for purposes of the calculation.

45

Appendix – Non-GAAP Reconciliations (Continued)

$ (000)		2018		2019		2020		2021		2022		2023		2024		2025	YTD Q2 2026
11. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO")																	
Pre-Tax Income	$	60,686	$	80,053	$	56,897	$	114,330	$	97,210	$	88,689	$	95,300	$	113,350	$ 62,039
Plus: Provision for Credit Losses		20,310		8,511		40,794		(10,132)		12,198		10,770		5,933		11,667	3,975
Less: BOLI Death Benefits		446		—		—		1,101		977		—		245		2,097	1,087
Plus: Restructuring Charges		571		—		1,439		—		184		1,519		—		—	427
Less: Net Charge-offs		12,501		2,551		4,648		213		3,895		5,397		3,802		11,118	3,195
Less: FDIC Small Bank Assessment Credit		—		1,102		—		—		—		—		—		—	—
Less: PPP Activity		—		—		9,142		15,648		797		—		—		—	—
Less: Gain on Sale of MSRs		—		—		—		—		—		—		3,361		17	—
Plus: OREO Valuation Adjustment		693		—		300		—		22		977		122		—	5,249
Plus: Digital Transformation		—		—		—		—		3,806		1,558		—		—	—
Plus: Market Expansions		—		—		—		—		705		3,182		—		—	—
Core PTPP-NCO	$	69,313	$	84,911	$	85,640	$	87,236	$	108,456	$	101,298	$	93,947	$	111,785	$ 67,408
Plus: Intangible expense		2,166		1,595		1,216		979		1,293		938		694		469	185
Core PTPP-NCO excluding intangible expense	$	71,479	$	86,506	$	86,856	$	88,215	$	109,749	$	102,236	$	94,641	$	112,254	$ 67,593

$ (000)		2018		2019		2020		2021		2022		2023		2024		2025	YTD Q2 2026
12. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax																	
Noninterest expense	$	137,239	$	146,090	$	154,998	$	167,409	$	186,774	$	197,362	$	197,992	$	203,039	$ 105,793
Less: Restructuring costs		571		—		1,439		—		184		1,519		—		—	427
Plus: FDIC Small Bank Assessment Credit		—		1,102		—		—		—		—		—		—	—
Plus: Capitalized compensation for PPP Loans		—		—		1,280		616		—		—		—		—	—
Less: Digital transformation		—		—		—		—		3,806		1,558		—		—	—
Less: Market Expansions		—		—		—		—		705		4,025		—		—	—
Core Noninterest Expense	$	136,668	$	147,192	$	154,839	$	168,025	$	182,079	$	190,260	$	197,992	$	203,039	$ 105,366
Less: Bank Capital Stock Tax Expense		3,857		3,895		4,376		4,728		4,833		5,038		5,287		5,684	2,963
Core Noninterest Expense, excl PA shares tax	$	132,811	$	143,297	$	150,463	$	163,297	$	177,246	$	185,222	$	192,705	$	197,355	$ 102,403

46